Exhibit (14)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading “Other Service Providers” in this Registration Statement on Form N-14 of iShares Trust.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 11, 2024